Employee Benefit Plan - Amount Recognized in Accumulated Other Comprehesive Income loss(AOCI) (Detail) - USD ($) $ in Millions	Feb. 25, 2017	Feb. 27, 2016
Pension
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Net actuarial gain	$ (142.8)	$ (24.6)
Prior service cost	0.4	0.3
Total	(142.4)	(24.3)
Other post-retirement benefits
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Net actuarial gain	(1.6)	(1.6)
Prior service cost	13.0
Total	$ 11.4	$ (1.6)